EXHIBIT 10.1

           FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


      FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 7, 2000 (this "Amendment") among LABORATORY CORPORATION OF AMERICA HOLDINGS, a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders (the "Banks") listed on the signature pages hereof, and CREDIT SUISSE FIRST BOSTON, as administrative agent (the "Administrative Agent") for the Lenders hereunder.

                            PRELIMINARY STATEMENTS


      The parties hereto (i) have entered into an Amended and Restated Credit Agreement dated as of March 31, 1997, as amended as of September 30, 1997 and February 25, 1998 and May 7, 1999 (the "Credit Agreement") providing for, among other things, the Lenders to lend to the Borrower up to $1,143,750,000 on the terms and subject to the conditions set forth therein and (ii) desire to amend the Credit Agreement in the manner set forth herein. Each capitalized term used but not defined herein shall have the meaning ascribed thereto in the Credit Agreement.

      NOW,  THEREFORE,   in  consideration of  the  premises  and  the  mutual
covenants and agreements contained herein, the parties hereto hereby agree as follows:

                                   ARTICLE I

                           AMENDMENTS; AMENDMENT FEE

      SECTION 1.01.  Amendment to Covenant Prohibiting Stock Repurchases.  (a)
Section 5.02 (e)(vi) of the Credit Agreement if hereby amended by deleting such subsection and inserting the following in lieu thereof:

          "(vi) the Borrower may redeem shares of the Borrower Preferred Stock (other than shares owned by Roche Holdings or any affiliate of Roche Holdings) for an aggregate redemption price of not more than $275,000,000 to the extent such Borrower Preferred Stock is not converted into Borrower Common Stock on or prior to (A) July 31, 2000 or (B) if at the time of delivery of the notice of redemption of the Borrower
     Preferred Stock, the market value of the Borrower Common Stock is at least 200% of the conversion price of $27.50 per share of Borrower Common Stock, September 29, 2000; provided that if a Committed Borrowing is made to provide the funds for such redemption, the Borrower shall have certified, in a duly executed statement to be attached to the Notice of Committed Borrowing delivered to the Administrative Agent in connection with such Borrowing as to the amount of such Committed Borrowing that will be used to pay the redemption price for such Borrower Preferred Stock;"


  (b) The portion of any Committed Borrowing used for the purpose of redeeming the Borrower Preferred Stock is referred to herein as a "Redemption Advance". The Credit Agreement is hereby further amended to provide that (i) the Applicable Margin for Redemption Advances shall equal the Applicable Margin for Revolving Credit Advances plus the applicable Utilization Margin (as defined below); (ii) the Borrower shall have no right to repay the Redemption Advances unless all other Revolving Credit Advances have been repaid in full and (iii) the Borrower shall have no right to use the proceeds of any Advances for the purpose of repaying any Redemption Advance.


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  (c)  "Utilization Margin"  means the applicable amount set forth on the table below:

Aggregate Principal Amount of
Committed Advances to Finance
Redemption of Borrower Preferred Stock       Utilization Margin
--------------------------------------       ------------------

Up to $75 million                                 0%

Greater than $75 million and less                 0.25%
than $150 million

$150 million or greater                           0.50%


      SECTION 1.02. Amendment to Acquisition Covenant. Section 5.02 (h) of the Credit Agreement is hereby amended by inserting after "$75,000,000" in subsection 5.02(h)(iii)(A) the following "(or, if Borrower Preferred Stock has converted to at least $200,000,000 of Borrower Common Stock (calculated at the conversion price of $27.50 per share of Borrower Common Stock rather that at the current market value of the Borrower Common Stock), $200,000,000); provided that the aggregate amount used in any year under this Section 5.02
(h)(iii)(A) plus the amount borrowed under this Agreement to fund redemptions of Borrower Preferred Stock permitted under Section 5.02 (e)(vi) and not repaid shall not exceed $275,000,000".

      SECTION 1.03. Amendment to Debt Covenant. (a) Section 5.02(j) of the Credit Agreement is hereby amended by adding the following new Section 5.02(j)(xiii).

           "(xiii) the Company's 8.5% Convertible Subordinated Notes due 2012 (as described in the Rights Offering Registration Statement) issued in exchange for the Borrower Series A Preferred Stock in a maximum principal amount of $220,000,000."

          (b) Such Section 5.02(j) is also amended to make conforming changes in the punctuation by deleting "and" after the semicolon in subsection (xi), and deleting the period at the end of subsection (xii) and inserting "; and" in lieu thereof.

     SECTION 1.04. Amendment Fee. The effectiveness of this Amendment is subject to the receipt by the Administrative Agent of an amendment fee, payable to the Administrative Agent for ratable distribution to each Lender which has executed this Amendment (each, a "Consenting Lender"), in an amount equal to 0.15% times (A) the aggregate outstanding principal amount of the Committed Advances held by the Consenting Lenders as of the date hereof plus (B) the aggregate unused Revolving Credit Commitments of the Consenting Lenders as of the date hereof.

                                     ARTICLE II

                        REPRESENTATIONS AND WARRANTIES

          SECTION 2.01. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

          (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (b) The execution, delivery and performance by the Borrower of this Amendment are within its corporate powers, have been duly authorized by
all necessary corporate action, and do not contravene the   Borrower's charter
or by-laws.

          (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Amendment.

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          (d)  This Amendment has been duly executed and delivered by the
Borrower. This Amendment is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower, in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally and by general principles of equity.

          (e) The representations and warranties contained in Section 4.01 of the Credit Agreement are correct in all material aspects on and as of the date hereof, as though made on and as of the date thereof.

           (f) No event has occurred and is continuing which constitutes a Default.


                                  ARTICLE III

                                 MISCELLANEOUS


           SECTION 3.01. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of law principles thereof.

           SECTION 3.02. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

           SECTION 3.03. Effect on the Credit Agreement. Upon execution and delivery of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby and each reference to the Credit Agreement in any Loan Document (as defined in the Credit Agreement) shall mean and be a reference to the Credit Agreement, as amended hereby. Except as expressly modified hereby, all of the terms and conditions of the Credit Agreement shall remain unaltered and in full force and effect. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.


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           Each of the undersigned has caused this Amendment to be executed by its respective officer or officers thereunto duly authorized, as of the date first written above.

BORROWER:           LABORATORY CORPORATION OF AMERICA HOLDINGS

                    By:/s/  WESLEY R. ELINGBURG
                    -----------------------------
                       Name:  Wesley R. Elingburg
                       Title: CFO/EVP/Treasurer


ADMINISTRATIVE           CREDIT SUISSE FIRST BOSTON,
         AGENT:          as Administrative Agent


                    By: /s/ KARL M. STUDER
                        ---------------------
                        Name:  Karl M. Studer
                        Title: Director

                    By: /s/  JULIA P. KINGSBURY
                       ------------------------
                       Name:  Julia P. Kingbury
                       Title: Vice President


                    CREDIT SUISSE FIRST BOSTON

                    By: /s/ KARL M. STRUDER
                        ----------------------
                        Name:  Karl M. Struder
                        Title: Director


                    By: /s/  ROLAND ISLES
                        ----------------------
                        Name:  Roland Isles
                        Title: Associate


                          BANK OF AMERICA NATIONAL TRUST AND
                          SAVINGS ASSOCIATION (As successor by
                          merger to Bank of America Illinois)

                     By: /s/  MARTY V.MITCHELL
                         -------------------------
                         Name:  Marty V. Mitchell
                         Title: Principal


                    BNP PARIBAS (f/k/a BANQUE NATIONALE DE PARIS)

                         By: /s/  BONNIE G. EISENSTAT
                             --------------------------
                             Name:  Bonnie G. Eisenstat
                             Title: Vice President

                         By: /s/  RICHARD PACE
                             -------------------
                             Name:  Richard Pace
                             Title: Vice President
                                    Corporate Banking Divisior


                     BAYERISCHE LANDESBANK GIROZENTRALE

                     By: /s/  HEREWARD DRUMMOND
                         ------------------------
                         Name:  Hereward Drummond
                         Title: Senior Vice President

                     By: /s/  ALEXANDER KOHNERT
                         ------------------------
                         Name:  Alexander Kohnert
                         Title: First Vice President


                       THE CHASE MANHATTAN BANK

                     By: /s/  PETER M. HAYES
                         ---------------------
                         Name:  Peter M. Hayes
                         Title: Vice President


                       CREDIT LYONNAIS (NEW YORK BRANCH)

                      By: /s/  JOHN C. OBERLE
                          ---------------------
                          Name:  John C. Oberle
                          Title: Vice President


                       DEUTSCHE BANK AG NEW YORK BRANCH
                            and/or CAYMAN ISLANDS BRANCH

                       By: /s/ PETER LUDWIG SCHRICKEL
                           --------------------------
                           Name:  Peter Ludwig Schrickel
                           Title: Director

                       By: /s/  STEPHANIE STROHE
                           ----------------------
                           Name:  Stephanie Strohe
                           Title: Associate


                            FIRST UNION NATIONAL BANK

                        By: /s/  ANN M. DODD
                            ------------------
                            Name:  Ann M. Dodd
                            Title: Senior Vice President



                   THE FUJI BANK, LTD. (NEW YORK BRANCH)

                        By: /s/  YUJI TANAKA
                            ------------------
                            Name:  Yuji Tanaka
                            Title: Vice President & Manager



                        SOCIETE GENERALE

                         By: /s/  BETTY BURG
                            ----------------
                            Name:  Betty Burg
                            Title: Director

                         By: /s/  ALEXANDER S. LUDWIG
                             --------------------------
                             Name:  Alexander S. Ludwig
                             Title: Associate


                          THE SUMITOMO BANK, LIMITED
                              (NEW YORK BRANCH)

                          By: /s/  SURESH TATA
                              ------------------
                              Name:  Suresh Tata
                              Title: Senior Vice President


                         WACHOVIA BANK, N.A., formerly known
                          as Wachovia Bank of Georgia, N.A.

                           By: /s/  B. BRANTLEY ECHOLS
                               -------------------------
                               Name:  B. Brantley Echols
                               Title: Senior Vice President



               WESTDEUTSCHE LANDESBANK GIROZENTRALE

                           By: /s/  RICHARD J. PEARSE
                               ------------------------
                               Name:  Richard J. Pearse
                               Title: Executive Director


                           By: /s/  ELISABETH R. WILDS
                               --------------------------
                               Name:  Elisabeth R. Wilds
                               Title: Manager




                      COMMERZBANK AKTIENGESELLSCHAFT,
                     New York and Grand Cayman branches


                           By: /s/  HARRY P. YERGEY
                               ----------------------
                               Name:  Harry P. Yergey
                               Title: Senior Vice President & Manager


                           By: /s/  SUBASH R. VISWANATHAN
                               ----------------------------
                               Name:  Subash R. Viswanathan
                               Title: Vice President


                           BBL INTERNATIONAL (U.K.) LIMITED


                           By: /s/  G.R.M. WALKER
                               --------------------
                               Name:  G.R.M. Walker
                               Title: Authorised Signatory

                           By: /s/  C.F. WRIGHT
                               ------------------
                               Name:  C.F. Wright
                               Title: Authorised Signatory





                    UBS AG, Stamford Branch


                          By: /s/  HARRY WELTEN
                              --------------------
                              Name:  Harry Welton
                              Title: Director

                          By: /s/  DOROTHY MCKINLEY
                              -----------------------
                              Name:  Dorothy McKinley
                              Title: Director
                                     Loan Portfolio Support, US


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